Exhibit 10.1

FIFTH AMENDED AND RESTATED EXCHANGE AGREEMENT

THIS FIFTH AMENDED AND RESTATED EXCHANGE AGREEMENT (this “Agreement”), dated as of October 15, 2008, is entered into among BUCKEYE GP HOLDINGS L.P., a Delaware limited partnership (“Holdco”), BUCKEYE GP LLC, a Delaware limited liability company (the “General Partner”), BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the “Partnership”), MAINLINE L.P., a Delaware limited partnership (the “OLP GP”), BUCKEYE PIPE LINE COMPANY, L.P., a Delaware limited partnership (“BPLCLP”), LAUREL PIPE LINE COMPANY, L.P., a Delaware limited partnership (“Laurel”), EVERGLADES PIPE LINE COMPANY, L.P., a Delaware limited partnership (“Everglades”), and BUCKEYE PIPE LINE HOLDINGS, L.P., a Delaware limited partnership (collectively with BPLCLP, Laurel, and Everglades, the “Operating Partnerships”).

WITNESSETH:

WHEREAS, Buckeye Pipe Line Company LLC, a Delaware limited liability company (the “Former GP”), Buckeye Management Company LLC, a Delaware limited liability company (“BMC”), Glenmoor LLC, a Delaware limited liability company (“Glenmoor”), the Partnership and the Operating Partnerships entered into the Exchange Agreement, dated as of August 12, 1997 (the “Original Agreement”), the transactions contemplated by which were consummated on such date effective as of 11:59 P.M.;

WHEREAS, the Original Agreement was amended and restated in its entirety on May 2, 2002, as of May 4, 2004, as of December 15, 2004 and as of August 9, 2006 (as so amended and restated, the “Prior Agreement”);

WHEREAS, the Partnership is governed pursuant to an Amended and Restated Agreement of Limited Partnership (the “Master Partnership Agreement”), dated as of April 14, 2008, between the General Partner and the limited partners of the Partnership (the “Limited Partners”), as amended; the Operating Partnerships, are governed pursuant to similar Amended and Restated Agreements of Limited Partnership, each dated as of August 9, 2006, as amended, between the OLP GP and the Partnership (collectively, the “Operating Partnership Agreements”);

WHEREAS, in connection with the Original Agreement, the Partnership (i) issued limited partnership units of the Partnership (“LP Units”) to Buckeye Pipe Line Services Company, a Pennsylvania corporation (the “Company”), whose shares of capital stock are owned by the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust (referred to herein as the “ESOP”) in exchange for shares of Glenmoor stock (the “Exchange Shares”), and (ii) contributed an undivided interest in the Exchange Shares to the Operating Partnerships as of the date of the Original Agreement;

WHEREAS, the Operating Partnerships transferred and assigned the Exchange Shares to the Former GP as of the date of the Original Agreement in exchange for the release of certain obligations that the Partnership had to BMC (as the former general partner of the Partnership) and the Former GP, and the Operating Partnerships had to the Former GP; Glenmoor and BMC caused the Former GP to receive the Exchange Shares and to release such obligations of the

Partnership and the Operating Partnerships; and the Exchange Shares were further transferred by the Former GP to BMC and by BMC to Glenmoor;

WHEREAS, the General Partner was the general partner of the Operating Partnerships, and pursuant to an Amended & Restated Contribution, Conveyance and Assumption Agreement dated August 9, 2006, assigned its general partner interests in the Operating Partnerships and all its right, title and interest in the Prior Agreement, to the extent relating to the role of general partner of the Operating Partnerships, to the OLP GP (the “Assignment Agreement”);

WHEREAS, Holdco became a party to this Agreement on August 18, 2006, when MainLine Sub LLC, the former party to this Agreement and a wholly owned subsidiary of Holdco, was merged with and into Holdco; and

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety to amend the provisions of this Agreement allocating responsibility for the compensation of certain executives.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
THE EXCHANGE

Upon the terms and subject to the conditions of this Agreement, the Operating Partnerships have transferred and assigned the Exchange Shares to the Former GP in exchange for the release of certain obligations of the Partnership to BMC (as the former general partner of the Partnership) and the Former GP, and of the Operating Partnerships to the Former GP, as set forth in Article II below.

ARTICLE II
RELEASE OF OBLIGATIONS

2.01         Obligations to Reimburse for Executive Compensation.  (a) Upon the terms and subject to the conditions of this Agreement, the General Partner and the OLP GP, for themselves and their affiliates, successors and assigns, hereby confirm that they have irrevocably released, relinquished and discharged the Partnership and the Operating Partnerships from any and all liability, obligation, claim, demand, action or suit of any kind or nature, in law or in equity, whatsoever, known or unknown, which may be asserted for or on account of or arising out of or in any manner relating to the Partnership’s and/or the Operating Partnerships’ obligations pursuant to Section 7.4(b) of the Master Partnership Agreement and the Operating Partnership Agreements or otherwise to reimburse the General Partner, the OLP GP or their affiliates for total compensation, including all benefits, paid for the four highest salaried officers performing duties for the General Partner with respect to the functions of operations, finance, legal, marketing and business development, treasury, or performing the function of President of the General Partner (“Executive Compensation Liabilities”) for the period beginning on the date of the Original Agreement and continuing through December 31, 2008.  Nothing in this Section 2.01(a) shall be deemed to have waived the obligations of the Partnership and the Operating Partnerships to reimburse the General Partner and the OLP GP for (i) employee fringe benefits and retirement benefits for their executives relating to services performed prior to the date of the

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Original Agreement, (ii) obligations under severance agreements with their executives to the extent currently reimbursable under the Master Partnership Agreement or (iii) any obligations in respect of their executives which are not related to compensation, including, without limitation, indemnification obligations (collectively, the “Excluded Obligations”).

(b)           The Partnership and the Operating Partnerships hereby reassume all Executive Compensation Liabilities arising on and after January 1, 2009; provided, however, that for the avoidance of doubt, such reassumption shall not include (i) any obligations of Holdco, MainLine Management LLC or the General Partner to any of the Executives pursuant to employment or severance agreements or arrangements (other than the Excluded Obligations) entered into between Holdco, MainLine Management LLC or the General Partner and such Executive prior to January 1, 2009, or (ii) any bonus payments to the Executives for 2008, in each case regardless of when such obligations become payable. In consideration of such reassumption, beginning with the calendar year starting January 1, 2009, Holdco shall make an annual payment calculated in accordance with Schedule A hereto, which amount may be paid on such terms and in such installments during or after any calendar year as may be mutually agreed by Holdco and the Partnership (the “Annual Fixed Payment”).  The Partnership and the Operating Partnerships acknowledge that so long as Holdco has no operations separate from its ownership of the General Partner, the Executive Compensation Liabilities assumed by the Partnership and the Operating Partnerships shall include all compensation and benefits payable to such officers, and the Annual Fixed Payment shall be deemed to include reimbursement by Holdco to the Partnership and the Operating Partnerships in respect of total compensation payable to the same persons for any services performed by such persons as officers of Holdco.

(c)           Holdco, the General Partner and the OLP GP agree, unless the General Partner is removed as general partner of the Partnership, to perform the executive level functions referred to in Section 2.01(a) for the benefit of the Partnership and the Operating Partnerships in a manner satisfactory to the board of directors of the General Partner.

2.02         ESOP Obligations Generally.  As of December 15, 2004, Holdco acknowledges that it has received all reimbursements due to it from the Partnership and the Operating Partnerships pursuant to the terms of the Prior Agreement in respect of (i) cash contributions made or to be made by the Company to the ESOP pursuant to the terms of the ESOP trust agreement, as necessary for the ESOP to make all payments of principal, interest and premium due under the Note Agreement, dated as of May 4, 2004, among the ESOP, The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (the “Note Agreement”), (ii) cash deposits made or to be made by the Company pursuant to an obligation to maintain a minimum value of collateral pledged to secure the obligations of the ESOP or the Company in respect of the Note Agreement, (iii) income taxes incurred by the Company on the sale of LP Units made to satisfy the redemption obligations described in Section 2.03 below, and (iv) routine administrative charges and expenses common to employee stock ownership plans incurred in connection with the operation of the ESOP.  Each of Holdco, the General Partner and the OLP GP hereby release, relinquish and discharge the Partnership and the Operating Partnerships from any and all further liability, obligation, claim, demand, action or suit of any kind or nature, in law or in equity, whatsoever, known or unknown, which may be asserted for or on account of or arising out of or in any manner relating to the foregoing obligations under the Prior Agreement.

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2.03         No ESOP Contributions for Departing Employees.  Holdco, the General Partner and the OLP GP acknowledge that neither the Partnership nor the Operating Partnerships shall be obligated to reimburse Holdco, the General Partner or the OLP GP for obligations to redeem the ESOP accounts of departing employees upon the termination of their employment with the Company, or for any other costs or expenses of or relating to the operation of the ESOP other than those specified in Section 2.02 above.

2.04         Representations and Warranties.  Holdco, the General Partner and the OLP GP hereby represent and warrant to the Partnership and the Operating Partnerships, as of the date of the Original Agreement, that (a) neither the Company nor any entity treated as a single employer with the Company under Sections 414(b), 414(c), 414(m), or 414(o) of the Internal Revenue Code of 1986, as amended (the “Code”), or Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), has incurred any liability under any provision of ERISA or other applicable law relating to the ESOP; (b) the ESOP has been administered, in all material respects, in compliance with its terms and complies, both in form and operation, with the applicable provisions of ERISA (including, without limitation, the funding and prohibited transactions provisions thereof), the Code and other applicable laws; and (c) the ESOP has been determined by the Internal Revenue Service to be qualified within the meaning of Section 401 of the Code, and none of Holdco, the General Partner or the OLP GP is aware of any fact or circumstances which would adversely affect the qualified status of the ESOP.

ARTICLE III
AGREEMENT TO ACT AS GENERAL PARTNER

3.01         Failure to Act as General Partner Over the ESOP Period.  Except to the extent this obligation is assumed by a successor general partner(s) pursuant to Section 3.02, the General Partner and the OLP GP shall continue to serve as the general partner of the Partnership and the Operating Partnerships, respectively, until all principal, interest and premium is paid in full under the Note Agreement and under any agreements or instruments replacing the Note Agreements have been repaid, unless the Partnership shall be sooner dissolved under Section 14.1(d) of the Master Partnership Agreement.  Each Party hereto hereby (i) consents to the transactions set forth in the Assignment Agreement, including the assignment of all general partner interests in the Operating Partnerships by the General Partner to the OLP GP, and (ii) agrees that the consummation of such transactions did not violate any provision of the Prior Agreement.

3.02         Assumption of Obligations by a Successor General Partner.  If the General Partner or the OLP GP is removed as general partner of the Partnership or one or more of the Operating Partnerships, respectively, during the ESOP Period (but not if the General Partner or the OLP GP voluntarily withdraws as general partner) pursuant to Section 13.1(b) of the Master Partnership Agreement, or if the General Partner or the OLP GP transfers its general partner interests in the Partnership or the Operating Partnerships pursuant to Section 11.1 of the Master Partnership Agreement, the General Partner or the OLP GP may cause the successor general partner of the Partnership and the Operating Partnerships, respectively, to assume its respective obligations, liabilities and duties under this Agreement.

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ARTICLE IV
GENERAL PROVISIONS

4.01         Entire Agreement.  This Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

4.02         Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

4.03         Waiver and Amendment.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition. Any amendment to this Agreement shall be effective only if in writing signed by each of the parties hereto.

4.04         Severability.  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

4.05         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

4.06         Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[signatures follow on next page]

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IN WITNESS WHEREOF, each party hereto has caused this Agreement amending and restating the Prior Agreement to be signed by its officer duly authorized as of the date first above written.

BUCKEYE GP HOLDINGS L.P.

By: MAINLINE MANAGEMENT LLC,
as General Partner

By:	/s/ Forrest E. Wylie
Name: Forrest E. Wylie
Title: Chief Executive Officer

BUCKEYE GP LLC

By:	/s/ Forrest E. Wylie
Name: Forrest E. Wylie
Title: Chief Executive Officer

MAINLINE L.P.

By: MAINLINE GP, INC.,
as General Partner

By:	/s/ Forrest E. Wylie
Name: Forrest E. Wylie
Title: Chief Executive Officer

BUCKEYE PARTNERS, L.P.

By: BUCKEYE GP LLC,
as General Partner

By:	/s/ Stephen C. Muther
Name: Stephen C. Muther
Title: President

[SIGNATURES CONTINUE ONTO NEXT PAGE]

[Fifth Amended and Restated Exchange Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BUCKEYE PIPE LINE COMPANY, L.P.

By: MAINLINE L.P.,
as General Partner

By: MAINLINE GP, INC.,
as General Partner

By:	/s/ Stephen C. Muther
Name: Stephen C. Muther
Title: President

LAUREL PIPE LINE COMPANY, L.P.

By: MAINLINE L.P.,
as General Partner

By: MAINLINE GP, INC.,
as General Partner

By:	/s/ Stephen C. Muther
Name: Stephen C. Muther
Title: President

EVERGLADES PIPE LINE COMPANY, L.P.

By: MAINLINE L.P.,
as General Partner

By: MAINLINE GP, INC.,
as General Partner

By:	/s/ Stephen C. Muther
Name: Stephen C. Muther
Title: President

[SIGNATURES CONTINUE ONTO NEXT PAGE]

[Fifth Amended and Restated Exchange Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BUCKEYE PIPE LINE HOLDINGS, L.P.

By: MAINLINE L.P.,
as General Partner

By: MAINLINE GP, INC.,
as General Partner

By:	/s/ Stephen C. Muther
Name: Stephen C. Muther
Title: President

[Fifth Amended and Restated Exchange Agreement]

Schedule A

Calculation of Annual Fixed Payment

	Assumed
	Salaries	Actual 2009
	Sample	Salaries
	Calculation*	Calculation**
Aggregate Annual Base Salaries for four highest paid executives	$1,350,000	$—

Benefits	30%	30%
Plus: Benefits	405,000	—
Total Base and Benefits	$1,755,000	$—
Cushion	15.0%	15.0%
Base + Benefits + Cushion	$2,018,250	$—

Annual Incentive Compensation Opportunity (1)	$1,350,000	$—
Cushion	15.0%	15.0%
Annual Incentive Compensation + Cushion	$1,552,500	$—

Fixed Annual Payment	$3,570,750	$—

(1) 100 percent of Aggregate Annual Base Salaries

* The total salary amount in this column is only for the purpose of showing a sample calculation. The actual 2009 aggregate annualized Base Salaries for the four highest paid executives will be set by the Compensation Committee of Buckeye GP LLC and will differ from the sample amount above. The included salaries are for the Chief Executive Officer, President, Chief Financial Officer and Chief Operating Officer.

** Upon determination of the actual 2009 aggregate annualized Base Salaries for the four highest paid executives, this Schedule shall be revised by the Partnership and the Provider with the sum of those amounts and will become the Final Schedule A to this Agreement. Such update will not be deemed an amendment of this Agreement.